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                                                                   EXHIBIT 10.65

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                                ESCROW AGREEMENT

                                  by and among

                                 SYMBION, INC.,

                         PHYSICIANS SURGICAL CARE, INC.,

                   J. H. WHITNEY EQUITY PARTNERS III, L.L.C.,

                              BANK OF AMERICA, N.A.

                                       AND

                          THE STOCKHOLDERS NAMED HEREIN





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                            Dated as of March 7, 2002

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                                ESCROW AGREEMENT

                  ESCROW AGREEMENT, dated as of March 7, 2002 (this "Agreement"), by and among SYMBION, INC., a Tennessee corporation ("Parent"), PHYSICIANS SURGICAL CARE, INC., a Delaware corporation (the "Company"), the stockholders of the Company listed on Schedule I attached hereto (the "Stockholders"), J. H. WHITNEY EQUITY PARTNERS III, L.L.C., a Delaware limited liability company (the "Representative"), acting in respects of the interest of the Stockholders, and BANK OF AMERICA, N.A., a national banking association as escrow agent (the "Escrow Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Parent, Symbion Acquisition Sub, Inc., a Delaware corporation ("Merger Subsidiary"), and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for, among other things, the merger (the "Merger") of Merger Subsidiary with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent;

                  WHEREAS, pursuant to the terms of Section 3.4 of the Merger Agreement, Parent shall deliver, as soon as practicable after the effective time of the Merger, to the Escrow Agent certificates representing ten percent (10%) of the number of Parent Shares (as defined in the Merger Agreement) to which each Stockholder is entitled in the Merger after giving effect to the Exchange Ratios (as defined in the Merger Agreement) (the "Merger Shares" and, together with all other shares of capital stock deposited by Parent with the Escrow Agent, the "Escrow Account");

                  WHEREAS, Parent, the Company and the Stockholders wish to create the Escrow Account and appoint the Escrow Agent as the escrow agent for such Escrow Account upon the terms and subject to the conditions hereinafter set forth, and the Escrow Agent is willing to act as escrow agent in respect of the Escrow Account upon such terms and conditions; and

                  WHEREAS, pursuant to Section 2(b) below, each Stockholder wishes to appoint the Representative as the representative of such Stockholder to act in respect of the interests of, and in a manner such Representative believes to be in the best interests of, such Stockholder under this Agreement, with the powers and authority provided for herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

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                  "Agreement" has the meaning set forth in the preamble to this
Agreement.

                  "Capital Change" means any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting Escrow Shares.

                  "Certificate of Instruction" has the meaning set forth in
Section 8(c)(i) of this Agreement.

                  "Charter" means the Amended and Restated Charter of Parent as in effect as of the effective time of the Merger.

                  "Claim" has the meaning set forth in Section 8(c) of this Agreement.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Company" has the meaning set forth in the preamble to this Agreement.

                  "Consolidation Loss" has the meaning set forth in Section 7.21 of the Merger Agreement.

                  "Escrow Account" has the meaning set forth in the recitals to this Agreement.

                  "Escrow Agent" has the meaning set forth in the preamble to this Agreement.

                  "Escrow Costs" has the meaning set forth in Section 12 of this Agreement.

                  "Escrow Shares" shall mean the Merger Shares and any other shares of capital stock issued by Parent (by way of a stock dividend or otherwise) in respect of shares of Parent's capital stock held in the Escrow Account.

                  "Indemnity Notice" has the meaning set forth in Section 8(c) of this Agreement.

                  "Litigation Certificate" has the meaning set forth in Section 8(c)(ii) of this Agreement.

                  "Loss" or "Losses" means any suit, claim, action, proceeding or investigation, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and fees, expenses and disbursements of attorneys, experts, personnel and consultants).

                  "Merger" has the meaning set forth in the recitals to this Agreement.



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                  "Merger Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Merger Subsidiary" has the meaning set forth in the recitals to this Agreement.

                  "Minority Stockholder" has the meaning set forth in Section 3(i) of this Agreement.

                  "Objection Certificate" has the meaning set forth in Section 8(c)(ii) of this Agreement.

                  "Objection Period" has the meaning set forth in Section 8(c)(ii) of this Agreement.

                  "Parent" has the meaning set forth in the preamble to this Agreement.

                  "Parent Adjustment Amount" has the meaning set forth in
Section 8(b) of this Agreement.

                  "Parent Adjustment Certificate" has the meaning set forth in
Section 8(b) of this Agreement.

                  "Parent Cancellation Certificate" has the meaning set forth in
Section 8(c)(v) of this Agreement.

                  "Parent Common Share Price" means the amount of $3.13, adjusted for stock splits, reverse stock splits and similar transactions.

                  "Parent Common Stock" means the common stock, no par value per share, of Parent.

                  "Parent Series A Preferred Stock" means the series A convertible preferred stock, par value $0.01 per share, of Parent.

                  "Parent Series B Preferred Stock" means the series B convertible preferred stock, par value $0.01 per share, of Parent.

                  "Private Offering Memorandum" has the meaning set forth in
Section 7.10 of the Merger Agreement.

                  "Representative" has the meaning set forth in the preamble to this Agreement.

                  "Representative Cancellation Certificate" has the meaning set forth in Section 8(c)(vi) of this Agreement.


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                 "Representative Fee Certificate" has the meaning set forth in
Section 3(i) of this Agreement.

                  "Resolution Certificate" has the meaning set forth in Section 8(c)(ii) of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stockholder Fees" has the meaning set forth in Section 3(i) of this Agreement.

                  "Stockholders" has the meaning set forth in the preamble to this Agreement and "Stockholder" shall have the correlative meaning.

                  "Termination Date" means that date that is thirty (30) days after completion of Parent's 2002 calendar year audit.

                  "Triggering Event" means either (a) the closing of an initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the capital stock of Parent or any of its subsidiaries or affiliates or (b) any consolidation or merger of Parent or any of its subsidiaries or affiliates with or into any other corporation or other entity or person resulting in the receipt by Parent's stockholders of cash or capital stock (or comparable equity interests of such corporation, entity or person) which has been registered under the Securities Act.

                  "Unresolved Claims" has the meaning set forth in Section 9(a) of this Agreement.

                  2. Appointment of the Escrow Agent; Deposit of Escrow Shares. Parent, the Company and each of the Stockholders hereby constitute and appoint Bank of America, N.A., a national banking association ("Bank") as, and Bank hereby agrees to assume and perform the duties of, the Escrow Agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Merger Agreement and this Agreement. The Escrow Shares allocable to each Stockholder shall be set forth on Schedule I (which such schedule shall include the class or classes and number of the Escrow Shares allocable to each Stockholder). The Escrow Shares allocable to each Stockholder shall be delivered by Parent to the Escrow Agent within five (5) business days after such Stockholder delivers an executed copy of this Agreement to Parent and tenders his shares in the Company to Parent for Merger Shares. The Escrow Shares shall be delivered in the form of duly authorized stock certificates for such shares issued in the respective names of the Stockholders. The Escrow Agent shall provide the Representative notice upon its receipt of the Merger Shares.



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                  3.  Appointment of the Representative.

                      (a) Each Stockholder hereby irrevocably appoints J.H. Whitney Equity Partners III, L.L.C. to act as such Stockholder's agent, attorney-in-fact and representative to do any and all things and to execute any and all documents in such Stockholder's name, place and stead, in any way which such Stockholder could do if personally present, in connection with this Agreement and the transactions contemplated hereby, including, without limitation, to amend, cancel or extend, or waive the terms of this Agreement, to act on each such Stockholder's behalf in any dispute involving this Agreement and to do or refrain from doing all such further acts and things and execute all such documents as the Representative shall deem necessary or appropriate in connection with this Agreement and the transactions contemplated hereby, in all events in the Representative's sole and absolute discretion, including, without limitation, the power:

                          (i) to act for each such Stockholder with regard to
                  all matters pertaining to the post-closing purchase price adjustment referred to in Section 3.3 of the Merger Agreement and the indemnification referred to in Article IX of the Merger Agreement, including the power to settle any claim on behalf of any such Stockholder and to transact matters of litigation and arbitration;

                          (ii) to execute and deliver all ancillary agreements,
                  certificates, notices and documents, and to make representations and warranties therein, on behalf of each such Stockholder in connection with this Agreement and the consummation of the transactions contemplated hereby;

                          (iii) to do or refrain from doing any act or deed on
                  behalf of each such Stockholder relating to the subject matter of this Agreement as fully and completely as such Stockholder could do if personally present; and

                          (iv) to receive all notices on behalf of each such
                  Stockholder in connection with any claims or matters under this Agreement.

                      (b) The appointment of the Representative shall be deemed coupled with an interest and shall be irrevocable, surviving death or disability of any Stockholder, and shall be binding upon the executors, heirs, legal representatives, successors and assigns of each Stockholder. All notices delivered by Parent or Escrow Agent under this Agreement to the Representative (whether pursuant hereto or otherwise) for the benefit of each Stockholder shall constitute notice to each of the Stockholders, and the Representative shall use its commercially reasonable best efforts to timely deliver to each Stockholder a copy of each such notice delivered by Parent or Escrow Agent, as the case may be, hereunder.


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                      (c) The actions, decisions and instructions of the
Representative taken, made or given pursuant to the authority granted to the Representative pursuant to this Section 3 shall be conclusive and binding upon each Stockholder and each Stockholder's heirs, representatives, successors and assigns, as applicable, and such persons or entities shall not have the right to object, dissent, protest or otherwise contest the same.

                      (d) The Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to the Representative by any Stockholder or Parent, or any other evidence deemed by the Representative to be reliable. The Representative shall be fully justified in failing or refusing to take any action under this Agreement. The Representative shall be entitled to act on the advice of counsel selected by such Representative, and the Representative shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel. The Representative shall be entitled to retain counsel and to incur such expenses as the Representative deems to be necessary or appropriate in connection with the performance of the Representative's obligations under this Agreement, and all such fees and expenses (including reasonable attorneys fees and expenses) incurred by the Representative shall be borne by each of the Stockholders (pro rata based on each Stockholder's percentage ownership determined as provided in Section 8(e)).

                      (e) The Representative shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Agreement, the Representative shall be liable for its willful misconduct or gross negligence or breach of this Agreement.

                      (f) The Stockholders hereby agree to indemnify the Representative (in its capacity as such) ratably according to each Stockholder's percentage ownership (determined as provided in Section 8(e)) against, and to hold the Representative (in its capacity as such) harmless from, any and all Losses of whatever kind that may at any time be imposed upon, incurred by or asserted against the Representative in such capacity in any way relating to or arising out of the Representative's actions or failure to take action pursuant to this Agreement or in connection herewith in such capacity; provided, that no Stockholder shall be liable for the payment of any portion of such Losses resulting solely from the willful misconduct or gross negligence of the Representative.

                      (g) The Representative hereby accepts its appointment as the Representative and the authorizations set forth above. The Representative shall not have any duties or responsibilities except those expressly set forth in this Agreement, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist with respect to the Representative. No provision of this Section 3 may be amended without the consent of the Representative. The agreements in this Section 3 shall survive the termination of this Agreement.



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                      (h) Parent and Escrow Agent shall be entitled to rely, as
being binding upon each of the Stockholders, upon any document or other paper believed by Parent or Escrow Agent to be genuine and correct and to have been signed by the Representative, and Parent and Escrow Agent shall not be liable to any Stockholder for any action taken or omitted to be taken by Parent or Escrow Agent in such reliance. The Representative shall have the sole and exclusive right on behalf of the Stockholders to take any action or provide any waiver pursuant to this Agreement.

                      (i) Immediately upon the payment by the Representative of any fees and expenses (including reasonable attorneys fees and expenses) pursuant to the provisions of Section 3(d) hereof, the portion of such fees and expenses (the "Stockholder Fees") owing by each of the Stockholders (other than J.H. Whitney III, L.P., J.H. Whitney IV, L.P. and Whitney Strategic Partners III, L.P.) (the "Minority Stockholders") as calculated pursuant to Section 3(d) hereof will accrue interest from the date paid at the rate of 7% per annum up to and through the date on which the Representative is reimbursed in full for such Stockholder Fees. The Representative shall be entitled to be reimbursed for the Stockholder Fees from the Escrow Account. From time to time following payment by the Representative of any fees or expenses, the Representative may deliver to the Escrow Agent a certificate substantially in the form of Annex X attached hereto (the "Representative Fee Certificate") stating (i) the total amount of the Stockholder Fees as of such date, if any, (ii) the number of whole Escrow Shares (rounding to the nearest whole share) otherwise deliverable to the Minority Stockholders to be delivered, notwithstanding any other provision of this Agreement, to the Representative, as is equal to the quotient obtained by dividing (x) the amount of the Stockholder Fees as of such date by (y) the Parent Common Share Price and (iii) each Minority Stockholder's pro rata portion of such shares (determined as provided in Section 8(e) hereof) to be delivered pursuant to subsection (ii) immediately above. Notwithstanding anything to the contrary set forth herein, the Escrow Agent shall deliver the number of Escrow Shares determined pursuant to the immediately preceding sentence to the Representative in lieu of delivery of such Escrow Shares to the Minority Stockholders prior to any distribution to the Minority Stockholder pursuant to this Agreement but not in lieu of or prior to any distribution required to be made to Parent hereunder. If and to the extent that there is not a sufficient number of Escrow Shares in the Escrow Account to pay in full the Stockholder Fees, the Minority Stockholders shall pay to the Representative (pro rata based on each Stockholder's percentage ownership determined as provided in Section 8(e) hereof) any such Stockholder Fees in cash up to an aggregate amount for all such Minority Stockholders of $56,000.

                  4. Holding of the Escrow Shares. The Escrow Agent shall hold the Escrow Shares in escrow in a separate account maintained for the purposes set forth in this Agreement. The Escrow Shares shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. The Escrow Shares or any proceeds thereof shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any of the Stockholders, the Representative or Parent owing to the Escrow Agent in any capacity. None of the Escrow Shares or any beneficial interest therein may be pledged, sold,


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assigned or transferred, including by operation of law or by a Stockholder, prior to the delivery of the Escrow Shares to the Stockholders or Parent.

                  5. Dividends and other Distributions. Except for tax free distributions paid in stock declared with respect to the Escrow Shares, the Escrow Agent shall, upon receipt thereof, promptly distribute to each Stockholder any dividends or other distributions of any kind made in respect of such Stockholder's Escrow Shares. In the event that the Escrow Shares are exchanged for any other securities and/or cash or other property by reason of a merger, consolidation, recapitalization, reorganization or similar corporate transaction, such securities and/or cash or other property shall be substituted for the Escrow Shares for purposes of this Agreement, and the Parent and the Representative shall agree to such equitable adjustments in the provisions of this Agreement as may be necessary to give effect to this sentence.

                  6.  Voting. Prior to the later of (i) the Termination Date or
(ii) the time at which all Escrow Shares have been distributed to the Parent or the Stockholders pursuant to this Agreement, each Stockholder will have voting rights with respect to his, her or its Escrow Shares, and the Parent shall take commercially reasonable steps to cooperate with the exercise of such rights. While the Escrow Shares remain in the Escrow Agent's possession pursuant to this Agreement, the Stockholders shall retain and be able to exercise all other incidents of ownership of the Escrow Shares that are not inconsistent with the terms and conditions of this Agreement and the Merger Agreement.

                  7. Distribution of Preferred Stock Redemption Payment. Notwithstanding anything to the contrary herein (including, without limitation, Section 5 hereof), in the event that the Escrow Agent receives a Series A Redemption Payment (as defined in the Charter) or a Series B Redemption Payment (as defined in the Charter) with respect to any of the shares of Parent Series A Preferred Stock or Parent Series B Preferred Stock held in the Escrow Account as the result of the automatic conversion of such Parent Series A Preferred Stock and Parent Series B Preferred Stock upon the occurrence of a Triggering Event, the Escrow Agent shall, immediately upon its receipt, distribute to each Stockholder who has Parent Series A Preferred Stock or Parent Series B Preferred Stock in the Escrow Account any Series A Redemption Payment or Series B Redemption Payment made in respect of such Stockholder's Escrow Shares.

                  8. Disbursement. The following procedures shall govern the release of the Escrow Shares by the Escrow Agent.

                      (a) General. The Escrow Account shall be held by the Escrow Agent (i) as the exclusive means for payment to Parent of any amounts owing to Parent pursuant to the post-closing purchase price adjustment provided for under Section 3.3 of the Merger Agreement and (ii) as the exclusive means of payment to Parent of indemnity obligations pursuant to Section 9.2 of the Merger Agreement.

                      (b) Post-Closing Purchase Price Adjustment and Consolidation Loss.


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                          (i)   If, after the Closing Balance Sheet has been
(i) deemed accepted by the Company pursuant to Section 3.3 of the Merger Agreement, (ii) agreed upon by Parent and the Representative or (iii) determined by Deloitte & Touche, LLP pursuant to the terms of Section 3.3(a) of the Merger Agreement, it is determined that a payment is due Parent pursuant to Section 3.3 of the Merger Agreement, then Parent and the Representative shall deliver to the Escrow Agent a certificate substantially in the form of Annex I attached hereto (the "Parent Adjustment Certificate") signed by Parent and the Representative stating (i) the amount, including any costs payable by the Stockholders pursuant to Section 3.3 of the Merger Agreement, if any, owed to Parent (the "Parent Adjustment Amount"), (ii) the number of whole Escrow Shares (rounding to the nearest whole share) to be delivered, as is equal to the quotient obtained by dividing (x) the Parent Adjustment Amount by (y) the Parent Common Share Price and (iii) each Stockholder's pro rata portion of such shares (determined as provided in Section 8(e) hereof) to be delivered pursuant to the subsection (ii) immediately above. Subject to Section 8(h), the Escrow Agent shall, within three
(3) business days of receipt of such Parent Adjustment Certificate, deliver to Parent the Escrow Shares specified in the Parent Adjustment Certificate.

                          (ii)  In the event there is a Consolidation Loss, as
determined pursuant to Section 7.21 of the Merger Agreement, then Parent and the Representative shall deliver to the Escrow Agent a certificate substantially in the form of Annex IX attached hereto (the "Consolidation Loss Certificate") signed by Parent and the Representative stating (i) the amount of the Consolidation Loss, (ii) the number of whole Escrow Shares (rounding to the nearest whole share) to be delivered, as is equal to the quotient obtained by dividing (x) the amount of the Consolidation Loss by (y) the Parent Common Share Price and (iii) each Stockholder's pro rata portion of such shares (determined as provided in Section 8(e) hereof) to be delivered to Parent pursuant to subsection (ii) immediately above. Subject to Section 8(h), the Escrow Agent shall, within three (3) business days of receipt of such Consolidation Loss Certificate, deliver to Parent the Escrow Shares specified in the Consolidation Loss Certificate.

                      (c) Claims for Indemnification and Extraordinary Escrow Costs. If Parent suffers or incurs a Loss for which it is entitled to indemnification pursuant to the terms of Section 9.2 of the Merger Agreement, or pays Extraordinary Escrow Costs (as hereinafter defined) that are attributable to claims made by or on behalf of the Stockholders with respect to which the Stockholders are not the prevailing party, Parent may give notice (an "Indemnity Notice") to the Representative and the Escrow Agent specifying in reasonable detail the nature and dollar amount of Parent's claim for indemnification that Parent may have under the Merger Agreement, or for payment of Extraordinary Escrow Costs (the "Claim").

                          (i)   Concurrently with the delivery of an Indemnity
Notice, the Parent will deliver to the Escrow Agent a certificate in substantially the form of Annex II attached hereto (a "Certificate of Instruction"). No Certificate of Instruction may be delivered by the Parent after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to the Representative of its receipt of a Certificate of Instruction


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not later than the fifth business day following receipt thereof, together with a copy of such Certificate of Instruction.

                          (ii)  If the Escrow Agent (i) shall not, within thirty
(30) calendar days following its receipt of a Certificate of Instruction (the "Objection Period"), have received from the Representative a certificate in substantially the form of Annex III attached hereto (an "Objection Certificate") disputing the obligation to pay the Owed Amount referred to in such Certificate of Instruction, or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (A) a certificate from Parent and the Representative substantially in the form of Annex IV attached hereto (a "Resolution Certificate") stating that Parent and the Representative have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to Parent or its affiliates or (B) a correct and complete copy of an arbitral award rendered pursuant to Section 9.4 of the Merger Agreement (certified jointly by each of Parent and the Representative) or a final, nonappealable order of a court of competent jurisdiction (in either case, accompanied by a certificate of Parent substantially in the form of Annex V attached hereto (a "Litigation Certificate")) stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to Parent or its affiliates by the Stockholders, then the Escrow Agent shall, subject to Section 8(h), on the business day next following (A) the expiration of the Objection Period or (B) the Escrow Agent's receipt of a Resolution Certificate or a Litigation Certificate, as the case may be, deliver to the Parent, from each Stockholder's portion, of the Escrow Shares specified in such Resolution Certificate or Litigation Certificate, as the case may be as provided in Section 8(e) hereof.

                          (iii) The Escrow Agent shall give written notice to
Parent of its receipt of an Objection Certificate not later than the fifth business day following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to the Representative of its receipt of a Litigation Certificate not later than the fifth business day following receipt thereof, together with a copy of such Litigation Certificate.

                          (iv)  Upon the payment by the Escrow Agent of the Owed
Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed satisfied. Upon the receipt by the Escrow Agent of a Resolution Certificate or a Litigation Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed satisfied.

                          (v)   Upon Parent's determination that it has no claim
or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Parent will promptly deliver to the Escrow Agent a certificate substantially in the form of Annex VI attached hereto (a "Parent Cancellation Certificate") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice


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to the Representative of its receipt of a Parent Cancellation Certificate not later than the fifth business day following receipt thereof, together with a copy of such Parent Cancellation Certificate.

                          (vi)  Upon receipt of either an arbitral award
rendered pursuant to Section 9.4 of the Merger Agreement or a final, nonappealable order of a court of competent jurisdiction stating that less than all of the Owed Amount referred to in a Certificate of Instruction as to which the Representative delivered an Objection Certificate within the Objection Period is payable to Parent or any of its affiliates by the Stockholders, the Representative may deliver a copy of such order (accompanied by a certificate of the Representative substantially in the form of Annex VII attached hereto (a "Representative Cancellation Certificate")) canceling such Certificate of Instruction, or portion thereof, to the extent the Owed Amount exceeds the amount provided in such order, and such Certificate of Instruction shall thereupon be deemed so canceled. The Escrow Agent shall give written notice to the Parent of its receipt of a Representative Cancellation Certificate not later than the business day next following receipt thereof, together with a copy of such Representative Cancellation Certificate.

                      (d) Delivery of Certificates. No certificate shall be delivered pursuant to this Section 8 unless it shall have been prepared in good faith by the party delivering such certificate, and all certificates delivered pursuant to this Section 8 shall represent bona fide notice for purposes of this Agreement. Any Certificate of Instruction, Resolution Certificate or Litigation Certificate shall (I) instruct the Escrow Agent to deliver a specific number of Escrow Shares (rounded to the nearest whole share), which shall be equal to the quotient of (x) the Owed Amount (or if any such Resolution Certificate or Litigation Certificate specifies a different amount than such Owed Amount is payable, such different amount) and (y) the Parent Common Share Price and (II) instruct the Escrow Agent as to each Stockholder's pro rata portion of the Escrow Shares (determined as provided in Section 8(e) hereof) to be delivered to satisfy such Owed Amount (or if any such Resolution Certificate or Litigation Certificate specifies a different amount than such Owed Amount is payable, such different amount).

                      (e) Pro Rata Treatment. To the extent that the Escrow Agent is required to deliver Escrow Shares to Parent hereunder, it shall deliver to Parent (i) such shares obtained from the Escrow Account maintained for the Stockholders on a pro rata basis based on the respective ownership of Escrow Shares set forth on Schedule I hereto and (ii) stock transfer powers related to such shares. For the avoidance of doubt, for the purposes of determining any Stockholder's pro rata share of any distribution of Escrow Shares, the Parent and Representative shall include in such calculation shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock which are releasable even though such shares are not immediately releasable or deliverable pursuant to
Section 8(h) of this Agreement. Parent shall cause the transfer agent for the Parent Common Stock to cooperate with the Escrow Agent in providing replacement stock certificates for shares of Parent Common Stock in substitution for those held by the Escrow Agent in order to enable the Escrow Agent to make the distributions of Escrow Shares required under this Agreement. All time periods for the delivery of Escrow Shares provided herein shall be automatically extended to the extent necessary for the Escrow Agent to obtain any



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replacement certificates necessary to make the distributions of Escrow Shares required under this Agreement.

               (f) Legend. Stock certificates representing the Escrow Shares will (until they are released to the Stockholders or Parent in accordance with this Agreement) bear the following legend indicating that they are subject to this Agreement:

         "THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED ONLY IN ACCORDANCE WITH THE TERMS OF AN ESCROW AGREEMENT AMONG THE ISSUER, PHYSICIANS SURGICAL CARE, INC., THE HOLDER THEREOF, J. H. WHITNEY EQUITY PARTNERS III, LLC (AS REPRESENTATIVE OF THE HOLDER THEREOF) AND BANK OF AMERICA, N.A.. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

               (g) Updating. Parent and the Representative shall promptly deliver to the Escrow Agent a revised Schedule I, certified by the Parent and the Representative, to update the information contained therein following the occurrence of any of the following events: (i) a Capital Change; or (ii) any change in the information set forth in Schedule I regarding the Stockholders. Unless and until the Escrow Agent receives such revised Schedule I, the Escrow Agent may assume without inquiry that the last Schedule I it received remains in effect and that such exhibit has not been, and is not required to be, modified.

               (h) Limitation on Release of Shares. (i) Notwithstanding anything herein to the contrary, prior to the occurrence of a Triggering Event, no Parent Series A Preferred Stock or Parent Series B Preferred Stock shall be released to Parent even though otherwise releasable pursuant to the terms of this Agreement. Upon the date Escrow Agent is given notice by Parent or the Representative that a Triggering Event has occurred, the Escrow Agent shall release (A) to Parent, that number of Parent Common Shares received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock already payable to Parent pursuant to a certificate delivered under Section 8 of this Agreement and
(B) to each Stockholder whose shares of Parent Series A Preferred Stock or Parent Series B Preferred Stock, as the case may be, were held in the Escrow Account, the redemption amount as provided in Section 7 of this Agreement in respect of such shares of Parent Series A Preferred Stock or Parent Series B Preferred Stock previously held in escrow on behalf of such Stockholder and released to Parent pursuant to subsection (A) above in accordance with the terms of this Agreement.

                   (ii) Notwithstanding anything contained herein to the contrary, any indemnity payment or other release of Escrow Shares hereunder shall only be made by the Escrow Agent in accordance with written instructions given by Parent and/or the Representative pursuant to the terms and conditions of this Escrow Agreement. Parent and the Representative hereby agree that all such written instructions and any other notices given to the Escrow Agent shall comply with the limitations set forth in the Merger Agreement.

         9. Release of Escrow Shares.

               (a) The escrow established by this Agreement shall terminate on the Termination Date; provided, however, that this Agreement shall continue in effect until the resolution of the post-closing purchase price adjustments pursuant to Section 3.3 of the Merger Agreement and the resolution of all outstanding Claims as to which the Escrow Agent has properly received a Certificate of Instruction in accordance with Section 8(c) hereof on or prior to the Termination Date (the "Unresolved Claims"), and the escrow established hereby shall continue with respect to Unresolved Claims until the Unresolved Claims have been resolved in accordance herewith; provided, further, that this Agreement, and the escrow established hereby, shall continue in effect until a Triggering Event has occurred to the extent that any shares of Parent Common Stock to be received upon the conversion of any shares of Series A Preferred Stock or Series B Preferred Stock then held in the Escrow Account are due and payable by any Stockholder to Parent upon such conversion as the result of Claims previously resolved.

         On the termination of this Escrow, each Stockholder shall be entitled to receive (i) any dividends or other distributions received and not previously distributed pursuant to Section 5, (ii) a certificate or certificates evidencing the remaining number of each Stockholder's Escrow Shares, if any, less that number of Escrow Shares as shall represent (at the Parent Common Share Price) any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph Sections 8(c)(iv), 8(c)(v) or 8(c)(vi), and (iii) each Stockholder's remaining executed stock transfer powers, if any; provided, however, that if any shares of Common Stock are then owed to Parent as the result of a previously resolved Claim but not released to Parent pursuant to the provisions of Section 8(h), the Escrow Agent shall continue to hold that number of shares of Series A Preferred Stock or Series B Preferred Stock that upon conversion will yield that number of shares of Parent Common Stock which are payable but not yet paid to Parent.

         At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the Termination Date have been canceled in accordance with Sections 8(c)(iv), 8(c)(v) or 8(c)(vi), the Escrow Agent shall promptly deliver to each Stockholder the certificate or certificates evidencing each Stockholder's remaining Escrow Shares, if any, and this Agreement (other than Sections 3, 10, 11 and 12) shall automatically terminate.

               (b) Notwithstanding anything to the contrary in Section 9(a) of this Agreement, if at any time the Merger Agreement terminates pursuant to the provisions of Article X thereof, this Agreement shall immediately terminate (other than Sections 3, 10, 11 and 12). Parent and the Representative shall give Escrow Agent notification of such termination.

               (c) At any time after the Termination Date, Parent and the Representative shall deliver with each Resolution Certificate, Litigation Certificate or notice of a Triggering Event, a certificate (a "Termination Certificate") substantially in the form of Annex VIII attached hereto, which Termination Certificate shall (i) instruct the Escrow Agent to deliver a number of Escrow Shares to the Stockholders pursuant to the terms hereof and (ii) instruct the Escrow Agent as to each Stockholder's pro rata portion of the Escrow Shares (determined as provided in Section 8(e) hereof) to be delivered pursuant to subsection (i) immediately above. Upon receipt of a Termination Notice, the Escrow Agent shall deliver the Escrow Shares as specified therein. After the Termination Date, Escrow Agent shall have no obligation to make distributions other than pursuant to the instructions set forth in a Termination Notice delivered together with a Resolution Certificate, Litigation Certificate or notice of a Triggering Event. The escrow established by this agreement shall terminate when the entire Escrow Account has been distributed to either the Stockholders or to Parent.

         10. Duties and Obligations of the Escrow Agent. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered to the Escrow Agent in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

               (a) The Escrow Agent will hold the Escrow Shares in accordance with, and subject to, the provisions of this Agreement. It is expressly understood and agreed that the obligations of the Escrow Agent in respect of the Escrow Shares and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Escrow Agent's sole duty with respect to the custody, safekeeping and preservation of the Escrow Shares in its possession shall be to deal with such Escrow Shares in the same manner as the Escrow Agent deals with similar property for its own account. The Escrow Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, redemptions, conversions, exchanges, maturities, tenders or other matters relative to any Escrow Shares, regardless of whether the Escrow Agent has or is deemed to have knowledge of such matters, except set forth in this Agreement, or (ii) taking any actions to preserve rights against any third party with respect to any Escrow Shares.

               (b) The Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document (including any such certification, notice, direction, request, waiver, consent, receipt or other document delivered by the Representative or the Parent pursuant to Section 8 of this Agreement) that the Escrow Agent in good faith believes to be genuine and duly authorized, executed and delivered.

               (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that the Escrow Agent shall not be excused from liability hereunder for its willful misconduct or gross negligence or breach of this Agreement;

               (d) The Escrow Agent may (but shall not be obligated to) seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

               (e) In the event that the Escrow Agent shall in any instance, in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in escrow until the Escrow Agent shall be specifically directed otherwise in writing by each party hereto; provided, however, that the Escrow Agent at any time may interplead Parent and the Representative in any court of competent jurisdiction and request that such court determine its rights and duties hereunder.

               (f) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of Tennessee, and the Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

         11. Cooperation. The Parent and the Representative shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

         12. Fees and Expenses; Indemnity. The Parent shall pay the Escrow Agent a fee of $2,500 upon delivery of the Escrow Shares to the Escrow Agent and on each anniversary of such delivery occurring prior to the date all Escrow Shares are released from the Escrow Account. Each fee paid to Escrow Agent shall be deemed fully earned when paid, and no portion shall be subject to rebate or refund if this Agreement terminates prior to the expiration of the period for which it was paid. Additionally, the Parent shall reimburse the Escrow Agent for its reasonable attorneys fees incurred in connection with the preparation of the Agreement. In addition, Parent shall reimburse and indemnify the Escrow Agent for, and hold the Escrow Agent harmless against any Loss, including reasonable attorneys' fees, incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement ("Extraordinary Escrow Costs"). Notwithstanding the foregoing, the Parent shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow
Agent's willful misconduct or gross negligence or breach of this Agreement. The provisions of this Section 12 will survive the expiration or any termination of this Agreement.

         13. Resignation and Removal of the Escrow Agent.

               (a) The Escrow Agent may resign as such not less than thirty (30) calendar days following the giving of written notice thereof to the Representative and the Parent. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by the Representative and the Parent and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the Escrow Shares, the executed stock transfer powers relating thereto, and any dividends and other distributions received in respect thereof and not previously distributed to the Parent or the Stockholders, together with earnings thereon, if any, to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Shares as such successor may reasonably request.

               (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because the Representative and the Parent are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may, at its option (i) select a successor escrow agent (which shall be a depositary institution or trust company having combined capital and surplus of at least $100 million) and any such resulting appointment shall be binding upon all of the parties to this Agreement or (ii) interplead the Escrow Account into a court of competent jurisdiction.

               (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section of its agreement to serve as escrow agent hereunder and the receipt of the Escrow Shares, the executed stock transfer powers relating thereto and dividends and other distributions received in respect thereof and not previously distributed to the Parent or the Stockholders, together with earnings thereon, if any, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (c) of Section 10, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

         14. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission or sent by a nationally recognized overnight courier service to the parties at the following addresses or facsimile numbers:

                  (a)    If to Parent, to:

                         Symbion, Inc.
                         3401 West End Avenue, Suite 760
                         Nashville, Tennessee  37203
                         Telecopy:
                         Attention:  Chief Executive Officer

                         with copy to:

                         Waller, Lansden, Dortch & Davis, PLLC
                         Nashville City Center
                         511 Union Street, Suite 2100
                         Post Office Box 198966
                         Nashville, Tennessee  37219-8966
                         Telecopy:  (615) 244-6804
                         Attention:  J. Reginald Hill

                  (b)    If to Company, to:

                         Physicians Surgical Care, Inc.
                         5487 San Felipe, Suite 2375
                         Houston, Texas  77057
                         Telecopy: (713) 532-5827
                         Attention: Walter E. Schwing, Jr.

                         with copy to:

                         Andrews & Kurth L.L.P.
                         600 Travis, Suite 4200
                         Houston, Texas  77002
                         Telecopy: (713) 238-7134
                         Attention: Darren Inoff

                  (c)    If to a Stockholder, to:

                         its address as set forth on Schedule I attached hereto

                  (d)    If to Representative, to:

                         J. H. Whitney Equity Partners III, L.L.C.
                         c/o Whitney & Co.
                         177 Broad Street
                         Stamford, Connecticut 06901
                         Telecopy:  (203) 973-1444
                         Attention:  Jeffrey R. Jay, M.D.

                         with copy to:

                         Paul, Weiss, Rifkind Wharton & Garrison
                         1285 Avenue of the Americas
                         New York, New York 10019-6064
                         Telecopy:  (212) 757-3990
                         Attention:  Bruce A. Gutenplan, Esq.

                  (e)    If to Escrow Agent, to:

                         Bank of America, N.A.
                         Healthcare Baking (TN1-100-04-17)
                         Bank of America Plaza
                         414 Union Street
                         Nashville, TN  37239
                         Telecopy: (615) 794-4951
                         Attention: Sandra G. Hamrick

                         with copy to:

                         Bass, Berry & Sims PLC
                         27th Floor, AmSouth Center
                         315 Deaderick Street
                         Nashville, TN  37238
                         Telecopy: (615) 742-6293
                         Attention: James S. Tate, Jr.


         All such notices, requests and other communications will (i) if delivered personally to the address as provided in this section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this section, be deemed given upon receipt if received on a business day during normal business hours, and if not then received, on the next business day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         15. Amendments, etc. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of the Parent and Representative and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT MIGHT INDICATE THE APPLICABILITY OF THE LAWS OF ANY OTHER JURISDICTION.

         17. JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TENNESSEE OR THE UNITED STATES OF AMERICA FOR THE DISTRICT OF TENNESSEE AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM.

         18. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         19. Business Day. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of Tennessee are authorized or obligated to close.

         20. Usage Generally. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections, Exhibits, Schedules and Annexes shall be deemed to be references to Sections of, and Schedules, Exhibits and Annexes to, this Agreement unless the context shall otherwise require. All Schedules, Exhibits and Annexes attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule, Exhibit or Annex shall have the meaning ascribed to such term in this Agreement. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

         21. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, except as to Parent and the Company, the Merger Agreement and the other agreements, instruments and documents provided for or contemplated thereby. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement. The provisions of this Agreement shall not be construed so as to enlarge or diminish the substantive relative rights, or obligations of the parties to the Merger Agreement and the other agreements, instruments and documents provided for or contemplated thereby.

         22. No Third Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon anyone other than the parties hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         23. Miscellaneous. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         24. Exclusive Remedy of Stockholders. Each Stockholder agrees, and each of Parent and the Company agree, that any and all claims for breaches of representations, warranties, covenants or agreements contained in the Merger Agreement and any federal or state securities law claims in connection with the Merger, the Merger Agreement, the Private Offering Memorandum or any transactions related thereto, shall be governed by (i) this Agreement and (ii) the Merger Agreement, including without limitation, Section 9.3 of the Merger Agreement and Section 9.4 of the Merger Agreement, which provides for all claims to be resolved through arbitration.

         25. Banking Relationship with Parent and its Affiliates. The parties hereto acknowledge and agree that the Bank has made or participated in, and hereafter may move or participate in, loans extensions of credit and other financial accommodations to Parent and its affiliates, and that Parent and its affiliates otherwise have and will continue to have a depositary and general banking relationship with the Bank. The parties hereto acknowledge and consent to the foregoing, and hereby agree and confirm that the foregoing shall not impose any duty, responsibility or obligation or the Escrow Agent that is not expressly set forth herein. The duties, responsibilities and obligations of the Escrow Agent with respect to the subject matter of this Agreement shall be only those expressly set forth herein, without regard for the existence of the banking relationship described above.

         26. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                            SYMBION, INC.


                            By:  /s/ Richard E. Francis, Jr.
                                 ---------------------------------------------
                                 Name: Richard E. Francis
                                 Title: President and Chief Executive Officer


                            PHYSICIANS SURGICAL CARE, INC.


                            By:  /s/ Walter E. Schwing, Jr.
                                 ---------------------------------------------
                                 Name: Walter E. Schwing, Jr.
                                 Title: President and Chief Executive Officer


                            J. H. WHITNEY EQUITY PARTNERS
                             III, L.L.C.


                            By:  /s/ Daniel J. O'Brien
                                 ---------------------------------------------
                                 Name: Daniel J. O'Brien
                                 Title: Managing Member


                            BANK OF AMERICA, N.A.,
                            as Escrow Agent


                            By:  /s/ Sandy Hamrick
                                 ---------------------------------------------
                                 Name: Sandy Hamrick
                                 Title: Senior Vice President

                     SIGNATURE PAGE TO THE ESCROW AGREEMENT
                                  BY AND AMONG
                 SYMBION, INC., PHYSICIANS SURGICAL CARE, INC.,
                     THE STOCKHOLDERS (AS DEFINED THEREIN),
                     THE REPRESENTATIVE (AS DEFINED THEREIN)
                    AND THE ESCROW AGENT (AS DEFINED THEREIN)


         Name of Stockholder:___________________________________________

         Signature:_____________________________________________________

         Name/Title of Signatory if Signed
         in Representative Capacity:____________________________________

         Address of Stockholder:________________________________________

                                                                      SCHEDULE I


                                  STOCKHOLDERS

                             NUMBER OF ESCROW SHARES

                                               PARENT         PARENT SERIES A      PARENT SERIES B
                                               COMMON            PREFERRED            PREFERRED
NAME OF STOCKHOLDER                            STOCK               STOCK                STOCK
-------------------                            ------         -------------        ----------------

John Christopher Barton                           51
14407 Heron Marsh Dr.
Cypress, TX  77429

Brian Patrick Breen                            2,072
1615 Northern Blvd., Ste. 200
Manhasset, NY  11030-1416

John W. McNeely, MD                              248
550 Flintdale
Houston, TX  77024

Larry Nail                                     1,383
121 Kendall Ridge
Boerne, TX 78015

David R. White                                 2,227
4885 Harpeth Peytonsville Rd.
Thompson Station, TN  37179

Will Garwood                                   3,056
Suite 2200
2929 Allen Parkway
Houston, TX  77019

George P. McGinn                                 281
6200 Hickory Valley Road
Nashville, TN 37205

Walter E. Schwing, Jr.                        77,497
6127 Lynbrook Drive
Houston, TX  77057-1138

Gary W. Rasmussen                              9,683
2450 Regency Lake Drive
Marietta, GA 30062

Vivari, Inc.                                   1,140
c/o Richard S. Jackson
10926 Long Shadow Lane
Houston, TX 77024


                                  STOCKHOLDERS

                             NUMBER OF ESCROW SHARES

                                               PARENT         PARENT SERIES A      PARENT SERIES B
                                               COMMON            PREFERRED            PREFERRED
NAME OF STOCKHOLDER                            STOCK               STOCK                STOCK
-------------------                            ------         -------------        ----------------


Frank P. Lee                                    3,056
Suite 2200
2929 Allen Parkway
Houston, TX  77019

John V. Marymont                                1,381
4125 Riley
Houston, TX 77005

Robert N. Murray and Robert N. Murray, Sr.      2,072
10 South Briar Hollow #8
Houston, TX  77027

Oscar Strother Simpson, III                       828
1206 Brooks Street
Houston, TX  77009

Blake A. Pfeffer and Jeanne J. Pfeffer          2,072
6151 Longmont
Houston, TX  77057

Laurence Sanford Schwing Trust                  6,630
c/o John W. Ward, Trustee
4333 Greenbrier Drive
Dallas, TX  75225

Abigail Reynolds Schwing Trust                  6,630
c/o John W. Ward Trustee
4333 Greenbrier Drive
Dallas, TX  75225

Anne Elizabeth Schwing Trust                    6,630
c/o John W. Ward Trustee
4333 Greenbrier Drive
Dallas, TX  75225

David Lintner, M.D.                               828
6348 Mercer Street
Houston, TX  77005

Paul J. Scioli                                    621
4420 89th
Lubbock, TX  79424

Karen Cox                                         173
11922 Holderrieth Road
Tomball, TX  77375

                                  STOCKHOLDERS

                             NUMBER OF ESCROW SHARES

                                               PARENT         PARENT SERIES A      PARENT SERIES B
                                               COMMON            PREFERRED            PREFERRED
NAME OF STOCKHOLDER                            STOCK               STOCK                STOCK
-------------------                            ------         -------------        ----------------

Bill E. Henry                                   8,288
600 Travis, Suite 4200
Houston, TX  77002

Dane Stewart                                      310
5702 Feagan St.
Houston, TX  77007

Daniel W. DeWalch                                 399
1883 Ewing St.
Houston, TX  77004

David L. Sheives and Lola V. Lazarz               399
2220 Bellefontaine
Houston, TX  77030

Donald Huggins                                    855
3653 Rolling Hills Drive
Nacogdoches, TX  75965

Karen Stephens                                     51
Rt. 5 Box 349 D
Texarkana, TX  75503

Mila E. Gardner                                   310
2213 Post Office Street
Galveston, TX  77550

Ronald P. Cuenod, Jr.                             207
3741 Robinhood St.
Houston, TX  77005

Stephen P. Nichols                                969
19310 Oakview Terrace
Houston, TX  77094

Timothy D. Davis                                1,996
25818 Karen Lane
Katy, TX  77494

Walter E. Schwing, Sr. and                      9,324
Carolyn C. Schwing
473 Cherry Hollow Rd.
Fredericksburg, TX  78624

Finova Mezzanine Capital Inc.                  11,852
500 Church Street, Suite 200
Nashville, TN  37219


                                  STOCKHOLDERS

                             NUMBER OF ESCROW SHARES

                                               PARENT         PARENT SERIES A      PARENT SERIES B
                                               COMMON            PREFERRED            PREFERRED
NAME OF STOCKHOLDER                            STOCK               STOCK                STOCK
-------------------                            ------         -------------        ----------------


David W. Budke                                 6,764                                     1,752
1407 Crescent Green Ct.
Houston, TX  77094

R. Riley Sweat as custodian for                                      598
Richard Riley Sweat, Jr.
426 Lynwood Blvd.
Nashville, TN  37205

R. Riley Sweat as custodian for                                      598
Cayce McLaine Sweat
426 Lynwood Blvd.
Nashville, TN  37205

James G. Baker III as custodian for                                  479
James G. Baker, IV
150 Chickering Meadow
Nashville, TN  37215

James G. Baker, III                                                  359
150 Chickering Meadow
Nashville, TN  37215

Michael H. Ory                                                       598
149 Brighton Close
Nashville, TN  37205

William A. Williamson III                                            359
2109 Caldwell Mill Trace
Birmingham, AL  35243

Whitney Strategic Partners III, L.P.                              10,145                 3,953
c/o Daniel J. O'Brien
177 Broad Street
Stamford, CT  06901

J.H. Whitney III, L.P.                                           421,033               164,112
c/o Daniel J. O'Brien
177 Broad Street
Stamford, CT  06901

J.H. Whitney IV, L.P.                                                                   90,640
c/o Daniel J. O'Brien
177 Broad Street
Stamford, CT  06901

                                       27

                                                                         ANNEX I

                          PARENT ADJUSTMENT CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT

         The undersigned, Symbion, Inc. ("Parent") and J. H. Whitney Equity Partners III, L.L.C. (the "Representative") acting in its capacity as the representative of the Stockholders (as hereinafter defined) pursuant to Section 8(b) of the Escrow Agreement, dated as of March 7, 2002 (the "Escrow Agreement"), by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certify that $______________ is owed to Parent pursuant to
         Section 3.3 of the Merger Agreement;

               (b) certify that the Parent Common Share Price is $____________;

               (c) instruct you to cause ______ Escrow Shares to be released to Parent from the Escrow Account within three business days [and instruct you to cause ____ shares of the Parent Common Stock received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock upon a Triggering Event to be released to Parent from the Escrow Account within three business days following your receipt of notice of a Triggering Event];

               (d) certify that each Stockholder's pro rata portion of the Escrow Shares to be released to Parent pursuant to paragraph (c) above is set forth on Schedule I attached hereto; and

               (e) certify that the number of Escrow Shares to be released to Parent and the number of Escrow Shares to be released from each Stockholder's portion of the Escrow Account were determined in accordance with provisions of Section 8(d) and Section 8(e) of the Escrow Agreement.

Dated: __________, 20__.
                                SYMBION, INC.

                                By:    __________________________________

                                Name:  __________________________________

                                Title: __________________________________



                                J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                By:    __________________________________

                                Name:  __________________________________

                                Title: __________________________________

                                                                        ANNEX II

                           CERTIFICATE OF INSTRUCTION

                                       TO

                             BANK OF AMERICA, N.A.,

                                 AS ESCROW AGENT


         The undersigned, Symbion, Inc. ("Parent"), pursuant to section 8(c)(i) of the Escrow Agreement, dated as of March 7, 2002 (the "Escrow Agreement"), by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders, and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certifies that (i) Parent has sent to the Representative an Indemnity Notice, a copy of which is attached hereto, and (ii) Parent alleges that the amount of $___________, plus costs and fees payable to Parent pursuant to Section 9.4(c) of the Merger Agreement, if such amount is disputed and Parent is the prevailing party (the "Owed Amount"), is payable to Parent or its affiliates by the Stockholders pursuant to Section 9.2 or Section 9.4 of the Merger Agreement by reason of the matter described in such Indemnity Notice [Parent alleges that $________ of Escrow Costs is payable to Parent or its affiliates pursuant to Section 8(c) of the Escrow Agreement (the "Owed Amount")]; and

               (b) instructs you to cause _____________ Escrow Shares to be released to Parent from the Escrow Account (i) within three business days following the expiration of the Objection Period [and instructs you to cause ____ shares of the Parent Common Stock received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock upon a Triggering Event to be released to Parent from the Escrow Account within three business days following your receipt of notice of a Triggering Event],unless you receive an Objection Certificate from the Representative prior to the expiration of the Objection Period or (ii) if you receive an Objection Certificate within the Objection Period, within three business days following your receipt of a Resolution Certificate or a Litigation Certificate;

               (c) certifies that the Parent Common Share Price is
         $____________;


               (d) certifies that each Stockholder's pro rata portion of the Escrow Shares to be released to Parent pursuant to paragraph (b) above is set forth on Schedule I attached hereto; and

               (e) certifies that the number of Escrow Shares to be released to Parent and the number of Escrow Shares to be released from each Stockholder's portion of the Escrow Account were determined in accordance with provisions of Section 8(d) and 8(e) of the Escrow Agreement.


Dated: ___________, 20__.
                                     SYMBION, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                       ANNEX III

                              OBJECTION CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.


                                 AS ESCROW AGENT


         The undersigned, J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders (as hereinafter defined), pursuant to Section 8(c)(ii) of the Escrow Agreement, dated as of March 7, 2002, by and among Symbion, Inc. ("Parent"), Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) disputes that the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is owed to the Parent by the Stockholders pursuant to Section 9.2 of the Merger Agreement;

               (b) certifies that the undersigned has sent to Parent a written statement dated ___________, ____, a copy of which is attached hereto, disputing the liability of the Stockholders to the Parent for the Owed Amount; and

               (c) objects to your making payment to Parent as provided in such Certificate of Instruction.

Dated: __________, 20__.

                                     J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                        ANNEX IV


                             RESOLUTION CERTIFICATE
                                       TO
                             BANK OF AMERICA, N.A.,
                                 AS ESCROW AGENT


         The undersigned, Symbion, Inc. ("Parent") and J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders (as hereinafter defined), pursuant to Section 8(c)(ii) of the Escrow Agreement, dated as of March 7, 2002, by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certify that (i) Parent and the Representative have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, ____ and the related Objection Certificate dated ___________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________;

               (b) instruct you to cause _____________ Escrow Shares, to be released to Parent from the Escrow Account, within three business days following your receipt of this Certificate [and instructs you to cause ____ shares of the Parent Common Stock received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock upon a Triggering Event to be released to Parent from the Escrow Account within three business days following your receipt of notice of a Triggering Event];

               (c) certify that the Parent Common Share Price is $____________;


               (d) certify that each Stockholder's pro rata of the Escrow Shares to be released to Parent pursuant to paragraph (b) above is set forth on Schedule I attached hereto; and

               (e) certify that the number of Escrow Shares to be released to Parent and the number of Escrow Shares to be released from each Stockholder's portion of the Escrow Account were determined in accordance with provisions of Section 8(d) and Section 8(e) of the Escrow Agreement.

               (f) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not owed by the Stockholders to Parent and such Certificate of Instruction is hereby canceled.


Dated: __________, 20__.
                                     SYMBION, INC.


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:


                                     J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX V

                             LITIGATION CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT


         The undersigned, Symbion, Inc. ("Parent"), pursuant to Section 8(c)(ii) of the Escrow Agreement, dated as of March 7, 2002, by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders, and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certifies that (i) attached hereto is [an arbitral award obtained pursuant to the provision of Section 9.4 of the Merger Agreement] [a final, nonappealable order of a court of competent jurisdiction] resolving the dispute between Parent and the Representative (on behalf of the Stockholders) as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

               (b) certifies that the Parent Common Share Price is
         $____________;

               (c) instructs you to cause ______ Escrow Shares to be released to Parent from the Escrow Account within three business days [and instructs you to cause ____ shares of the Parent Common Stock received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock upon a Triggering Event to be released to Parent from the Escrow Account within three business days following your receipt of notice of a Triggering Event];

               (d) certifies that each Stockholder's pro rata of the Escrow Shares to be released to Parent pursuant to paragraph (c) above is set forth on Schedule I attached hereto; and


               (e) certifies that the number of Escrow Shares to be released to Parent and the number of Escrow Shares to be released from each stockholder's portion of the Escrow Account were determined in accordance with provisions of the Escrow Agreement.

               (f) agrees that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not owed by the Stockholders to Parent and such Certificate of Instruction is hereby canceled.

Dated: __________, 20__.
                                  SYMBION, INC.


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                                                        ANNEX VI

                         PARENT CANCELLATION CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT


         The undersigned, Symbion, Inc. ("Parent"), pursuant to Section 8(c)(v) of the Escrow Agreement, dated as of March 7, 2002, by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders, and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certifies that (i) it hereby releases its claim against the Stockholders with respect to [all] [specify portion] of the Owed Amount designated in the Certificate of Instruction dated _____________, ____ and (ii) as a result the Owed Amount with respect to such Certificate of Instruction is $__________; and

               (b) agrees that such Certificate of Instruction is, to the extent released as provided in clause (i) of paragraph (a) above, canceled.


Dated: __________, 20__.
                                    SYMBION, INC.


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                       ANNEX VII

                     REPRESENTATIVE CANCELLATION CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT


         The undersigned, J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders (as hereinafter defined), pursuant to Section 8(c)(vi) of the Escrow Agreement, dated as of March 7, 2002, by and among Symbion, Inc. ("Parent"), Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certifies that attached hereto is [an arbitral award obtained pursuant to the provision of Section 9.4 of the Merger Agreement] [a final, nonappealable order of a court of competent jurisdiction] resolving the dispute between Parent and the Representative (on behalf of the Stockholders) as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and

               (b) agrees that the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

               (c) certifies that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (b) above is not owed by the Stockholders to Parent and to such extent such Certificate of Instruction is hereby canceled.



Dated: __________, 20__.
                                    J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                                                      ANNEX VIII

                             TERMINATION CERTIFICATE

                                       TO

                             BANK OF AMERICA, N.A.,

                                 AS ESCROW AGENT



         The undersigned, Symbion, Inc. ("Parent") and J. H. Whitney Equity Partners III, L.L.C. (the "Representative"), acting in its capacity as the representative of the Stockholders (as hereinafter defined), pursuant to Section 8(c)(ii) of the Escrow Agreement, dated as of March 7, 2002, by and among Parent, Physicians Surgical Care, Inc.. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) instruct you to cause _____ Escrow Shares to be released to the Stockholders from the Escrow Account, within three business days following your receipt of this Certificate; and


               (b) certify that the number of Escrow Shares to be released to each Stockholder is set forth on Schedule I attached hereto.



Dated: __________, 20__.
                                  SYMBION, INC.


                                  By:    __________________________________

                                  Name:  __________________________________

                                  Title: __________________________________


                                  J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                  By:    __________________________________

                                  Name:  __________________________________

                                  Title: __________________________________

                                                                        ANNEX IX

                         CONSOLIDATION LOSS CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT

         The undersigned, Symbion, Inc. ("Parent") and J. H. Whitney Equity Partners III, L.L.C. (the "Representative") acting in its capacity as the representative of the Stockholders (as hereinafter defined) pursuant to Section 8(b) of the Escrow Agreement, dated as of March 7, 2002 (the "Escrow Agreement"), by and among Parent, Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certify that $______ is owed to Parent pursuant to Section
         7.21 of the Merger Agreement as a Consolidation Loss;

               (b) certify that the Parent Common Share Price is $____________;

               (c) instruct you to cause ______ Escrow Shares to be released to Parent from the Escrow Account within three business days [and instruct you to cause ____ shares of the Parent Common Stock received in exchange for shares of Parent Series A Preferred Stock and Parent Series B Preferred Stock upon a Triggering Event to be released to Parent from the Escrow Account within three business days following your receipt of notice of a Triggering Event];

               (d) certify that each Stockholder's pro rata portion of the Escrow Shares to be released to Parent pursuant to paragraph (c) above is set forth on Schedule I attached hereto; and

               (e) certify that the number of Escrow Shares to be released to Parent and the number of Escrow Shares to be released from each Stockholder's portion of the Escrow Account were determined in accordance with provisions of Section 8(d) and Section 8(e) of the Escrow Agreement.

Dated: __________, 20__.

                                  SYMBION, INC.


                                  By:    __________________________________

                                  Name:  __________________________________

                                  Title: __________________________________


                                  J. H. WHITNEY EQUITY PARTNERS III, L.L.C.


                                  By:    __________________________________

                                  Name:  __________________________________

                                  Title: __________________________________

                                                                         ANNEX X

                         REPRESENTATIVE FEE CERTIFICATE

                                       TO

                              BANK OF AMERICA, N.A.

                                 AS ESCROW AGENT

         The undersigned, J. H. Whitney Equity Partners III, L.L.C. (the "Representative") acting in its capacity as the representative of the Stockholders (as hereinafter defined) pursuant to Section 3(i) of the Escrow Agreement, dated as of March 7, 2002 (the "Escrow Agreement"), by and among Symbion, Inc., Physicians Surgical Care, Inc. (the "Company"), certain stockholders of the Company named therein (the "Stockholders"), the Representative and you (terms defined in the Escrow Agreement have the same meanings when used herein), hereby:

               (a) certify that $______ is owed to the Representative as reimbursement for the fees and expenses (including reasonable attorneys fees and expenses) due and owing by certain of the Stockholders;

               (b) certify that the Parent Common Share Price is $3.13;

               (c) instruct you to cause ______ Escrow Shares to be released to the Representative from the Escrow Account immediately prior to the scheduled distribution of Escrow Shares to the Stockholders;

               (d) certify that each Stockholder's pro rata portion of the Escrow Shares to be released to the Representative pursuant to paragraph (c) above is set forth on Schedule I attached hereto;

               (e) certify that the number of Escrow Shares to be released to the Representative and the number of Escrow Shares to be released from each Stockholder's portion of the Escrow Account were determined in accordance with provisions of the Escrow Agreement.


Dated: __________, 20__.
                                    J. H. WHITNEY EQUITY PARTNERS IIII, L.L.C.


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A



                               FORM OF STOCK POWER


         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to Symbion, Inc., a Tennessee corporation (the "Company") _____ shares of the __________ Stock of the Company, represented by Certificate No.(s) __________, standing in the name of the undersigned on the books of said Company. The undersigned does hereby irrevocably constitute and appoint Richard Francis and Clifford Adlerz, or either of them, as attorney to transfer said stock on the books of said Company, with full power of substitution in the premises.

         This Irrevocable Stock Power is executed in connection with that certain Escrow Agreement dated as of March 7, 2002, by and among the Company, Physicians Surgical Care, Inc., a Delaware corporation ("PSC"), certain stockholders of PSC, J. H. Whitney Equity Partners III, L.L.C. and Bank of America, N.A., a national banking association, as escrow agent.


Dated __________, 200__.


                                      __________________________________________
                                      Stockholder

                                                                       EXHIBIT B

                   CERTAIN PROVISIONS OF THE MERGER AGREEMENT

         Section 9.2 Company Indemnification. Parent and its affiliates shall be compensated as provided herein for any claim, loss, expense, liability or other damage, including reasonable attorneys' fees that Parent or any of its affiliates has incurred by reason of the breach by Company of any representation, warranty, covenant or agreement of Company contained herein (collectively, "Losses"); provided however, that, notwithstanding anything contained herein to the contrary, Parent and its affiliates shall not be compensated under this Section 9.2 until the aggregate of all Losses exceeds $550,000 (the "Threshold Amount") in which case Parent or its affiliates shall be compensated for the amount of all Losses including the Threshold Amount; provided, however, that the compensation of Parent or its affiliates for Shut-Down Costs in excess of the Shut-Down Amount shall not be subject to the Threshold Amount; and provided, further, that Parent's right to be compensated with respect to any Losses pursuant to this Section 9.2 shall not in the aggregate exceed the Escrow Fund. Parent and Company each acknowledge that such Losses, if any, would, if known at the Effective Time, have led to a reduction in the valuation of Company and the amount of the Merger Consideration issued in connection with the Merger. Nothing herein shall limit the liability of Company for any breach of any representation, warranty or covenant if the Merger does not close.